Exhibit 10.33

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

AGREEMENT

THIS AGREEMENT is made the 6th day of March 2018 (‘‘Effective Date”)

BETWEEN

1.	IONTAS LIMITED, a company incorporated under the laws of England (Company No. 06785483) with its registered office at 82B High Street, Sawston, Cambridgeshire CB22 3HJ (“Iontas”)

2.

F-STAR BETA LIMITED, a company incorporated under the laws of England (Company No. 09263520) with its registered office at Eddeva B920 Babraham Research Campus, Cambridge. Cambridgeshlre CB22 3AT (“F-star”)

BACKGROUND

1.	lontas is a private biotechnology company focused on the development of novel antibody therapeutics through the use of its proprietary antibody phage display platform.

2.	F-star is a private biotechnology company focused on the design and development of antibody products.

3.	F-star has previously evaluated certain of lontas’ proprietary anti-PD-L1 antibodies under the terms of a Material Transfer Agreement dated 30 October 2017.

4.

F-star now wishes to acquire certain rights and title in lontas’ anti-PD-L1 antibodies for incorporation into F-star’s proprietary product development programmes, and lontas is willing to assign such rights and license associated know-how to F-star on an exclusive basis, all in accordance with the terms and conditions of this Agreement.

AGREED TERMS

1.	DEFINITIONS

1.1	In this Agreement unless the context otherwise requires, the definitions and rules of interpretation set out in this clause 1 shall apply.

1.2

“Affiliate” means, with respect to a company or person, any other company or person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such company or person; “control” and, with correlative meanings. the terms “controlled by” and “under common control with”, shall mean: (a) the possession, directly or indirectly, of the power to direct the management or policies of a company or person, whether through the ownership of voting securities, by contract or otherwise; or (b) the ownership, directly or indirectly, of at least fifty per cent (50%) of the outstanding voting securities or other ownership interest of a company or person.

1.3

“Antibodies” means the set of proprietary antl·PD-L1 human antibodies that is the subject of this Agreement, each constituent antibody comprising: (a) one variable heavy (VH) sequence; and {b) one variable light (VL) sequence; selected from lontas’ proprietary VH and VL sequences set out in the Schedule.

1.4	“Antibody Know-how” means all Know-how Controlled by lontas relating to the Antibodies or Related Sequences, Including without limitation:

a.	information relating to the Isolation of the Antibodies or Related Sequences, in particular information concerning the libraries, antigens, selection and screening methods used for such isolation;

b.	information relating to the methods and materials used in any assays in relation to the Antibodies or Related Sequences; and

c.	information relating to characterisation of the Antibodies or Related Sequences. including but not limited to details relating to their binding, specificity, functional activity.

1.5	“Calendar Year” means the period from 1st January until 31st December;

1.6

“Control” means the possession of the right (directly or indirectly, and by ownership, licence or otherwise) to grant a licence or other right as required in this Agreement, to or under lntellectual Property Rights, without violating the terms of any agreement or other arrangement with any third party.

1.7

“Exploit” means to research. have researched, develop, have developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported, market, have marketed, distribute, have distributed, sell and have sold, offer for sale, modify, enhance. improve, trial, formulate. optimise, transport, promote, otherwise dispose of or offer to dispose of or otherwise exploit, a compound, antibody or product, and “Exploitation” and “Exploiting” shall be construed accordingly.

1.8	“First Approval” means the first approval (excluding conditional approval) granted by a Regulatory Authority which. provides authorisation to market and sell the relevant Product.

1.9

“Intellectual Property Rights” means all patents. trademarks, service marks, designs, applications for any of the foregoing and the right to apply for any of the foregoing in any part of the world, copyright, design right. database rights, inventions, confidential information, Know-how and any other similar right anywhere in the world.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.10

“Know-how” means confidential information of either party comprising data, knowledge, Information, Ideas, discoveries, Inventions, formulae, techniques, procedures and methodologies for experiments and tests, designs, sketches, records, chemical manufacturing data, toxicological data, pharmacological data, pre-clinical data, clinical data, regulatory documentation, assays, platforms, formulations, specifications and quality control testing data; together with analyses and interpretations of information which is in the public domain.

1.11	“mAb[2]” means a full-length antibody in which the Fc region has been replaced by an Fc fragment wherein the Fc harbours an engineered antigen binding site.

1.12

“Phase 1” means a clinical study of a Product, the purpose of which is to study the pharmacology of the Product when administered to humans, and where the parties have no knowledge of any evidence that the product has effects likely to be beneficial to the subjects of the clinical trial.

1.13

“Phase 2” means a clinical study of a Product, which provides for the Initial trial of the Product on a limited number of patients for the purpose of determining dose and evaluating safety .and preliminary efficacy in the proposed therapeutic indication. A clinical study which meets the definition of a Phase 3 shall not constitute a Phase 2 clinical study.

1.14

“Phase 3” means a controlled pivotal clinical study of a Product that aims to establish the therapeutic benefit of the Product in a larger patient sample and to further demonstrate the Product’s safety in patients with the target disease in a particular indication in a manner sufficient to obtain !hose regulatory approvals necessary from one or more competent authorities for the marketing and sale of the Product.

1.15

“Product” means any product containing an Antibody and/or any antibody having a Related Sequence, regardless of such product’s specificity, itntended use, finished form, formulation, dosage or other active and non-active ingredients.

1.16	“Start” means the first dosing of a first patient.

1.17

“Regulatory Authority” means any competent authority in any country or region which regulates medicines and healthcare and life sciences products, including the Medicines and Healthcare products Regulatory Agency, the European Medicines Agency and the US Food and Drug Administration.

1.18

“Related Sequence” means any antibody sequence that: (a) binds PD-L1; and (b) shares the same VH and VL germline sequences of the Antibodies; and (c) shares at least [***] homology within the combined CDR3 regions of such VH and VL germline sequences.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.	ASSIGNMENT AND LICENCE

2.1	Subject to the terms of this Agreement, lontas hereby assigns and transfers to F-star all of lontas’ right, title and interest in and to the Antibodies, including:

2.1.1	the right to apply for, prosecute and obtain patent, utility model or other similar protection in respect of the Antibodies, Related Sequences and/or the Antibody Know-how; and

2.1.2	the right to sue for damages and other remedies in respect of any infringement of such rights or use of the Antibodies, Related Sequences and/or the Antibody Know-how by any third party.

2.2

Subject to the terms of this Agreement, lontas hereby grants to F-star an exclusive (even as to lontas and its Affiliates) right and licence, with the right to grant sublicences (including through multiple tiers}, under the Antibody Know-how to Exploit Related Sequences and Products throughout the world.

2.3

Without prejudice to any other provision of this Agreement, in, the event that lontas or its Affiliates come into the Control of any lntellectual Property Rights directly related to the Antibody or Related Sequence, lontas hereby grants and agrees to grant (and shall procure the same from its Affiliates) to F-star a perpetual, irrevocable, non-exclusive, fully-paid up, worldwide, transferable, sub-licensable (including through multiple tiers} licence under such Intellectual Property Rights to research, develop, make, keep, use and sell any Antibody, Related Sequence or Products.

2.4

lontas shall not Exploit the Antibodies, any Related Sequences, or any Products and shall not provide any Antibodies or Related Sequences to any third party. lontas shall not, and shall procure that its Affiliates do not file any application tor any patent, utility model or other similar protection in respect of the Antibodies, Related Sequences and/or the Antibody Know-how. lontas or its Affiliates shall not use the Antibodies or Related Sequences to create any derivative anti-PD-L1 antibodies (Derivatives). For the avoidance of doubt this includes chain shuffling to identify novel partner chains and mutagenesis of Antibodies or Related Sequences. For the avoidance of doubt. nothing In this Agreement shall prevent lontas from using the Antibody Know-how in research and development activities carried out on its own behalf and/or on behalf of third parties, provided that such activities are confined to the identification and Exploitation of: (a) antibodies against targets other than PD-L1; and (b) anti-PD-L1 antibodies that do not contain any of the Antibodies or Related Sequences.

2.5	Except as expressly set forth in this Agreement, neither party grants to the other any licence, express or implied, under any of its Intellectual Property Rights,

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.6

lontas shall, within a reasonable period following receipt of a request from F-star, to the extent that it has not already done so, deliver up to F-star copies of the Antibody Know-how in a format to be agreed In writing between the parties.

2.7	F-star shall be exclusively responsible for all regulatory matters (including the preparation and filing of all regulatory documentation) relating to the Exploitation of Products.

3.	COMMERCIAL TERMS

3.1

In consideration of the assignment and licensing of lontas’ rights set out in clause 2 above, F-star undertakes to pay to lontas the recurring and non-recurring milestone payments set out in this clause 3.

3.2	Each of the non-recurring milestone payments set out in the table below shall be payable by F-star once only, upon the first occurrence of the corresponding trigger event:

Non-Recurring Milestone Payments

No.	Trigger Event	Payment Value
1	Up-front fee	£200,000
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.3

An annual fee of £50,000 shall be payable by F-star on the first, and each subsequent anniversary of the Effective Date occurring prior to the first commercial sale or supply by F-star, its Affiliates, licensees or sublicensees of any Product.

3.4

Each of the recurring milestone payments set out in the table below shall be payable by F-star upon each occurrence of the corresponding trigger event in respect of each Distinct Product. Each of the recurring milestone payments set out in the table below shall be payable only once with respect to each Distinct Product regardless of whether the corresponding milestone is achieved more than once. For the purposes of this clause a “Distinct Product”·shall mean a Product containing an antibody or mAb[2], the amino acid sequence of which antibody or mAb[2] (as applicable) is different from the amino acid sequence of all other antibodies and mAb[2] (as applicable) contained in all Products for which the applicable trigger event has previously occurred.

Recurring Milestone Payments

No.	Trigger Event	Payment Value
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

No.	Trigger Event	Payment Value
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]

3.5	For the purposes of recurring milestones 8, 9 and 10, the phrase “net sales” means [***].

3.6

lontas shall be entitled to issue its invoices in respect of non-recurring milestone payment No. 1 (Up-front Fee) and the Annual Fee (pursuant to clause 3.3) at any time following, respectively, the Effective Date and each subsequent anniversary of the Effective Date. Save as aforesaid, upon the first occurrence of the trigger event for each non-recurring milestone payment, and upon each occurrence of the trigger event for each recurring milestone payment, F-star shall notify lontas in writing within [***] after such occurrence. lontas shall be entitled to issue its invoice in respect of the relevant milestone payment at any time following receipt of such notice. F-star shall pay each lontas invoice, together with any applicable VAT, in full and without any set-off within [***] after receipt of the applicable invoice.

3.7

If any milestone event listed in clause 3.4 does not occur in respect of a particular Distinct Product (“Missed Milestone”), then the milestone payment in respect of the Missed Milestone shall be paid together with the milestone payment in respect of the next milestone achieved with respect to the relevant Distinct Product (where “next’’ refers to the sequences. in which the milestones are listed in clause 3.4), except that recurring milestones [***] shall never be deemed to be Missed Milestones to which this clause 3.7 applies, and such milestones [***], shall be paid only upon actual achievement of the applicable milestone event.

3.8

Payments of milestone payments under this clause 3 shall be made by F-star irrespective of whether F-star or its Affiliate, licensee, sub-licensee Is responsible for achieving the applicable trigger event.

4.	RECORDS

4.1

F-star shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating or confirming the sums payable by F-star pursuant to this Agreement. lontas shall have the right to engage an independent public accountant to perform, on behalf of lontas. an audit of such books and records of F-star as may be deemed necessary by such independent public accountant for the period or periods requested by lontas and the correctness of any report or payments made

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

pursuant to this Agreement, provided that (i) such right shall not be exercised more than once in any Calendar Year. (ii) shall relate only records for the period not exceeding [***] prior to the current Calendar Year; and (iii) shall only take place upon reasonable notice and during the business hours of F-star. The accountant shall be required to keep confidential all information learnt during any such audit. and to disclose to lontas only such details as may be necessary to report on the accuracy of any report or payments made pursuant to this Agreement.

4.2

F-star shall, at the reasonable request and at the cost of lontas audit its licensees and provide lontas access to such audit reports, provided that lontas shall keep confidential all information learnt from such reports on the terms of this Agreement.

4.3	If lontas’ audit reveals an underpayment. F-star shall make up such underpayment with the next due payment. If the underpayment of F-star exceeds [***], then F-star shall pay the audit costs.

5.	WARRANTIES

5.1

Each party warrants to the other that it has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder. and is not subject to any obligations that would prevent it from entering into or carrying out its obligations under this Agreement.

5.2	lontas warrants that as at the Effective Date:

5.2.1

to the best of lontas’ knowledge and belief, lontas is the sole legal and beneficial owner of the Antibodies and Related Sequences and has no knowledge of any third party having any right, title or interest in or to use the Antibodies or Related Sequences;

5.2.2	lontas has not assigned, nor has lontas granted any licences under, the Antibodies or Related Sequences:

5.2.3

lontas has not disclosed the sequences of the Antibodies or Related Sequences to any third party other than under conditions that such third parties shall not use nor disclose such information for any purpose other than discussions with lontas;

5.2.4

lontas has the right to grant the rights and licences granted under this Agreement (including, without limitation, with respect the Antibody Know-how), without violating the terms of any agreement or other arrangement with any third party; and

5.2.5	neither lontas nor any of its Affiliates has filed any patent application claiming any Antibodies or Related Sequences.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

5.3	All other warranties, representations, conditions and all other terms implied by statute or common law are, to the fullest extent permitted by applicable law, excluded from this Agreement.

6.	LIABILITY

6.1

The following provisions set out the entire financial liability of the parties (including any liability for the acts or omissions of its employees, agents and sub-contractors) in respect of: (a) any breach of this Agreement: and (b) any representation, statement or tortious act or omission (including negligence) arising under or in connection with this Agreement.

6.2

Neither party shall be liable, whether in contract, tort {including for negligence or breach of statutory duty), misrepresentation or otherwise for any special, indirect or consequential loss or damage.

6.3

Save as expressly set out in this Agreement, the total aggregate liability of each party under this Agreement arising in connection with the performance or contemplated performance of this Agreement, whether In contract, tort (including negligence or breach of statutory duty), misrepresentation, restitution or otherwise shall be limited to [***].

6.4

Nothing in this Agreement limits or excludes F-star’s liability under clause 6.5 below, nor a party’s liability: (a) for death or personal injury caused by its negligence; (b) for fraud or fraudulent misrepresentation; or (c) for any other liability that cannot lawfully be excluded or limited.

6.5

F-star acknowledges that lontas has no control over F-star’s Exploitation of Products. Consequently, subject to clause 6.6, F-star agrees to indemnify lontas against all costs, claims, damages, losses, liabilities and expenses incurred or suffered by lontas in connection with any third party claim, demand, action or suit against lontas as a result of F-star’s Exploitation of Products, except to the extent that such third party claim, demand, action or suit against lontas arises out of or in connection with any breach of warranty by lontas.

6.6

lontas shall provide prompt written notice to F-star of the assertion or commencement of any third party claim, demand, action or suit F-star shall have the right to assume (with own counsel and at its own costs) the defence and/or settlement of the same and shall not be liable for any settlement made by lontas without F-star’s consent (which consent shall not be withheld unreasonably). lontas shall (i) promptly provide all assistance and information reasonably required by F-star; (ii) not make any admission of liability, conclude any agreement or make any compromise with any person in relation to such claim, demand, action or suit without the prior written consent of F-star (which consent shall not be withheld unreasonably); and (iii) have the right to participate in (but not control) the defence of the claim, demand, action or suit and to retain its own counsel in connection with such claim, demand, action or suit at its own expense.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

7.	CONFIDENTIALITY

7.1

Each party agrees with the other that it will, except as permitted under this Agreement, maintain as confidential and will not make any unauthorised use of any private or confidential information about the other party including but not limited to information relating to its business, business plans or projections, members, customers, products, promotions, or its private and financial affairs. lontas agrees that it will maintain as confidential, not disclose to any third party and not use for any purpose any Antibodies or Related Sequences, except pursuant to clause 7.3 below. Notwithstanding the foregoing, F-star shall be free to use and disclose the Antibodies Related Sequences. and Antibody Know-how in connection with the Exploitation of Products.

7.2	The provisions of clause 7.1 above shall not apply to:

7.2.1	any information in the public domain, except where it has entered the public domain as a result of a breach of this Agreement or

7.2.2	information obtained from a third party who is free to divulge the same without any obligation of confidentiality.

7.3	Neither party shall be in breach of Its obligations under clause 7.1 to the extent that:

7.3.1	information is required to be disclosed by law or in order for a party to this Agreement to meet its obligations hereunder;

7.3.2	information is disclosed by F-star or lontas to its professional advisors, any regulatory authority or statutory auditors; or

7.3.3

any disclosure is required by an order of any court of competent jurisdiction, or in pursuance of any procedure for disclosure of documents in any proceedings before any such court, or pursuant to any law or regulation having the force of law in any country.

8.	TERM AND TERMINATION

8.1	This Agreement shall commence on the Effective Date and subject to clause 8.2 shall continue indefinitely thereafter.

8.2	This Agreement may be terminated in any of the following circumstances:

8.2.1	by F-star at any time upon [***] prior written notice to lontas;

8.2.2

by either party immediately upon notice in writing to the other in the event that (i) the other party is in material breach of its obligations under this Agreement; and (ii) the terminating party has previously issued written notice specifying the breach and requiring its remedy; and (iii) at least [***] has elapsed following receipt of such notice by the party in breach, and during such period the party in breach has not remedied such breach; or

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

8.2.3

by either party immediately upon notice in writing in the event that the other party goes into compulsory or voluntary liquidation (except for the purposes of solvent reconstruction or amalgamation) or a receiver, administrative receiver or administrator is appointed in respect of the whole or any part of its assets or in the event that It makes an assignment for the benefit of or composition with its creditors generally or engages in or suffers any similar procedure in any jurisdiction.

8.3	In the event of termination howsoever caused:

8.3.1

F-star shall immediately cease all Exploitation of Products, and all use of the Antibody Know-how provided that F-star and its Affiliates, licensees, sub-licensees and third party partners shall be entitled to sell any stock of Products existing or in the process of manufacture as at the effective date of termination;

8.3.2

Subject to clause 8.3.3 and only to the extent consistent with the rights granted under clause 8.3.3, lontas shall be entitled to Exploit Antibodies and Related Sequences (and F-star shall not enforce against lontas any Intellectual Property Rights generated by F-star relating solely to the Antibodies and Related Sequences) throughout the world as it sees fit without any further obligation to F-star and F-star shall, upon request, deliver to lontas in a format to be agreed in writing between the parties, all scientific and regulatory data and documents in F-star’s possession and control to the extent that the same relate solely to the Antibodies and Related Sequences as developed by F-star up to the effective date of termination of this Agreement, to the extent necessary or desirable to enable lontas to take over and continue the Exploitation of the Antibodies and Related Sequences; and

8.3.3	at the request of any licensee of F-star, lontas shall enter into a direct licence with such licensee on the same terms as this licence granted to F-star.

8.4

In the event that F-star elects at any time to abandon, surrender or cease prosecution, maintenance or renewal of the entirety of any patent family, whether granted or pending, claiming only an Antibody or Related Sequence and no other antibody or antibody sequence or mAb[2] (Abandonment). F-star shall notify Iontas in writing of its election prior to such Abandonment becoming effective, and F-star be deemed to have granted to lontas an exclusive option, exercisable within [***] or receipt of F-star’s notice, to acquire from F-star, for nominal consideration only, the relevant patent family the subject of the Abandonment, provided however that with effect from the date of such assignment lontas hereby grants and agrees to grant to F-star a non-exclusive, fully-paid up, worldwide, transferable, sub-licensable (including through multiple tiers) licence under such patent family the subject of the Abandonment.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

8.5	The expiry or termination of this Agreement shall be without prejudice to any rights that have accrued to either of the parties under this Agreement.

8.6	Clauses 1, 5. 6, 7. 8.3, 8.5, 9, 10 and 11 shall survive termination or expiry of this Agreement.

9.	NOTICES

9.1

Any notice, consent, agreement or official communication under this Agreement shall be in writing and shall be delivered by hand or sent by pre-paid airmail post or recorded delivery post to the other party at its address as set out in this Agreement, or such other address as may have been notified by that party for such purposes. A notice, consent, agreement or official communication delivered by hand shall be deemed to have been received when delivered (or if delivery is not during business hours, at 09.00 on the first business day following delivery). A correctly addressed notice, consent, agreement or official communication sent by pre-paid airmail post or recorded delivery post shall be deemed to have been received at the time at which it would have been delivered in the normal course of post.

10.	DISPUTE RESOLUTION

10.1

In the event of any dispute or difference arising out of or in connection with this Agreement which the parties cannot resolve by amicable negotiation within [***] of the onset of the dispute, the parties agree prior to any litigation first to try in good faith to settle the dispute or difference by mediation in accordance with the Mediation Rules published by the Centre for Dispute Resolution (‘‘CEDR”). ln the absence of agreement as to the appointment of the mediator, the mediator shall be nominated by CEDR. The parties agree to bear equally the administrative costs of the mediation and the mediator’s fees. Each party further agrees to bear its own fees and costs. The venue for any mediation shall be England. Nothing in this Agreement shall prevent either party from seeking equitable relief (including without limitation injunctive relief) from any court of competent jurisdiction.

11.	GENERAL

11.1

Each party agrees to execute, acknowledge and deliver such further instruments, and do such other acts, as may be necessary and appropriate in order to carry out the purposes and intent of this Agreement, including perfecting the transfer of title to those rights that are the subject of assignment pursuant to clause 2 above, and such agreements required pursuant to clause 8.3.3.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

11.2	Any variation of this Agreement shall be in writing and signed by or on behalf of the parties.

11.3

Neither party shall have any liability to the other party under this Agreement if it is prevented from, or delayed in, performing its obligations under this Agreement or from carrying on its business by acts, events, omissions or accidents beyond its reasonable control.

11.4

Except with respect to clause 8.3.3 which may be enforced by F-star’s licensees, a person who is not a party to this Agreement shall not have any rights under or in connection with it, whether under the Contract {Rights of Third Parties) Act 1999 or otherwise. Notwithstanding that any term of this Agreement may be or become enforceable by a person who is not a party to it, the terms of this Agreement or any of them may be varied, amended or modified or this Agreement may be suspended, cancelled or terminated by agreement in writing between the parties or this Agreement may be rescinded (in each case), without the consent of any such third party.

11.5

A waiver of any right under this Agreement is only effective if it is in writing and it applies only to the party to whom the waiver is addressed and the circumstances for which it is given. Unless specifically provided otherwise, rights arising under this Agreement are cumulative and do not exclude rights provided by law.

11.6

If any provision of this Agreement is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force. If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

11.7

F-star shall not, without the prior written consent of lontas, assign, transfer. charge or deal in any other manner with all or any of its rights or obligations under this Agreement. provided that F-star: (i) is permitted to license all or any of its rights or obligations under this Agreement,. and (ii) is permitted to assign all or any of its rights or obligations under this Agreement to an Affiliate and/or a purchaser of that part of F-star’s business to which this Agreement relates. lontas may not at any time assign, transfer, charge, sub-contract or deal in any other manner with all or any of its rights or obligations under this Agreement, save that lontas may, without consent. assign the benefit of the payments from F-star under this Agreement, following prior written notice to F-star of such assignment.

11.8

Nothing in this Agreement is intended to or shall operate to create a partnership between the parties, or to authorise either party to act as agent for the other, and neither party shall have authority to act in the name or on behalf of or otherwise to bind the other in any way (including but not limited to the making of any representation or warranty, the assumption of any obligation or liability and the exercise of any right or power).

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

11.9

This Agreement constitutes the entire and only agreement between the parties in relation to its subject matter and replaces and extinguishes all prior or simultaneous agreements, undertakings, arrangements, understandings or statements of any nature made by the parties or any of them whether oral or written (and, if written, whether or not in draft form) with respect to such subject matter. Each of the parties acknowledges that they are not relying on any statements, warranties or representations given or made by any of them in relation to the subject matter of this Agreement, save those expressly set out in this Agreement, and that they shall have no rights or remedies with respect. to such subject matter otherwise than under this Agreement save to the extent that they arise out of the fraud or fraudulent misrepresentation of another party.

11.10

This Agreement and any disputes or claims arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the laws of England. Subject to clause 10 above, the parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement or Its subject matter or formation (including non-contractual disputes or claims).

AS WITNESS the duly authorised representatives of each of the parties the day and year first before written.

SIGNED by	)
for and on behalf of	)	............................................
IONTAS LIMITED	)

SIGNED by	)
for and on behalf of	)	............................................
F-STAR BETA LIMITED

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

SCHEDULE

[***]

[***]

[***]

•	[***]

•	[***]

[***]

•	[***]

[***]

[***]

[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.